SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 22, 2003
Date of Report (Date of Earliest Event Reported)

SEQUOIA RESIDENTIAL FUNDING, INC.
(as Depositor of Sequoia Mortgage Trust 2003-4, the Issuer of
Mortgage Pass-Through Certificates under a Pooling and Servicing Agreement dated as of July 1, 2003)

SEQUOIA RESIDENTIAL FUNDING, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-103634	35-2170972

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Belvedere Place, Suite 330, Mill Valley, CA 94941
(Address of Principal Executive Offices)

(415) 381-1765
(Registrant’s Telephone Number,
Including Area Code)

591 Redwood Highway, Suite 3160, Mill Valley, CA 94941
 (Former Name or Former Address, if Changed Since Last Report)

SIGNATURE
EXHIBIT INDEX
Exhibit 10.1

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.         Other Events

Sequoia Residential Funding, Inc. has previously registered the offer and sale of Mortgage Pass-Through Certificates issued by Sequoia Mortgage Trust 2003-4 (the “Certificates”).

The following exhibit which relates specifically to the Certificates is included with this Current Report:

Item 7(c).     Exhibits

10.1	Monthly Payment Date Statement relating to the distribution to Certificateholders, December 22, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 9, 2004

SEQUOIA RESIDENTIAL FUNDING, INC.

By:	/s/ Harold F. Zagunis Harold F. Zagunis Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number		Page Number

10.1	Monthly Payment Date Statement relating to the distribution to Certificateholders, December 22, 2003	5